T. Rowe Price Mid-Cap Value Fund, Inc.

CIK0001012678

T. Rowe Price Mid-Cap Value Fund

S000002103

Item G.1.a.i., in response to Item B.11.a.

The T. Rowe Price Mid-Cap Value Fund (fund) is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. In light of a Supreme Court decision in an unrelated case, the trustee has sought leave to amend the dismissed complaint. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. Both suits also seek prejudgment interest. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court, which the Supreme Court has deferred. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.61% of net assets), and the fund will incur legal expenses. Management continues to assess the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Case or docket # and principal parties to the proceedings: Consolidated Multidistrict Litigation No. 11-md-2296 (SDNY) In Re: Tribune Company Fraudulent Conveyance Litigation; 12-mc-2296 and 12-cv-2652-RJS (SDNY) Marc S. Kirshner, as Litigation Trustee for the Tribune Litigation Trust v. Dennis J. Fitzsimmons, et al.; United States Supreme Court No. 16-317 Deutsche Bank Trust Company Americas, et al. v. Robert R. McCormick Foundation, et al. (Case Nos. 13-3992(L); 13-3875(XAP); 13-4178(XAP); 13-4196(XAP))